                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY




                           THIRD AMENDED AND RESTATED

                               SECURITY AGREEMENT

                                   dated as of
                                  June 30, 1992
                           amended and restated as of
                                 August 5, 1997
                     and further amended and restated as of
                                November 30, 1999
                     and further amended and restated as of
                                February 23, 2001

                                      among

                          ORBITAL SCIENCES CORPORATION,

                     EACH OF ITS SUBSIDIARIES PARTY HERETO,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                               as Collateral Agent

                                       and

                             BANK OF AMERICA, N.A.,
                           as Designated Lockbox Bank



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                  THIRD AMENDED AND RESTATED SECURITY AGREEMENT


        THIRD AMENDED AND RESTATED SECURITY AGREEMENT dated as of June 30, 1992, amended and restated as of August 5, 1997, and further amended and restated as of November 30, 1999 and further amended and restated as of February 23, 2001 among ORBITAL SCIENCES CORPORATION (with its successors, the "COMPANY") and each of the Subsidiaries of the Company listed on the signature pages hereof and each other Subsidiary of the Company that may from time to time become a party to this Agreement (each such Subsidiary, with its successors, a "SUBSIDIARY DEBTOR" and together with the Company, the "DEBTORS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK , as Collateral Agent (with its successors, the "COLLATERAL AGENT") and BANK OF AMERICA, N.A., as Designated Lockbox Bank (with its successors, the "DESIGNATED LOCKBOX BANK").

                              W I T N E S S E T H :

        WHEREAS, the Company, certain banks listed therein, Morgan Guaranty Trust Company of New York, as administrative agent (the "ADMINISTRATIVE AGENT") and the Collateral Agent have entered into a 364-Day Senior Credit Agreement dated as of February 23, 2001 (as amended from time to time, the "NEW AGREEMENT"); and

        WHEREAS, the Debtors, certain banks listed therein, the Collateral Agent and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of December 21, 1998 (as heretofore amended, as amended and restated by Amendment No. 13 thereto dated as of the date hereof ("AMENDMENT NO. 13") and as the same may be further amended from time to time hereafter, the "EXISTING AGREEMENT"); and

        WHEREAS, the Debtors, the Collateral Agent and the Designated Lockbox Bank have entered into a Second Amended and Restated Security Agreement dated as of June 30, 1992, amended and restated as of August 5, 1997 and further amended and restated as of November 30, 1999 (the "EXISTING SECURITY AGREEMENT"); and

        WHEREAS, pursuant to the New Agreement and Amendment No. 13, the Company and Subsidiary Debtors party hereto are required to enter into a security agreement substantially in the form hereof; and

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby

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acknowledged, the Existing Security Agreement is amended and restated in its entirety as follows:

        SECTION 1. Definitions . (a) Terms Defined in Credit Agreements. Terms defined in the Credit Agreements and not otherwise defined in subsection (b) or
(c) of this Section have, as used herein, the respective meanings provided for therein.


        (b) Terms Defined in UCC. As used herein, each of the following terms (1) if it is defined in both the Current UCC and the Revised UCC, has the meaning specified in the Current UCC until the UCC Revision Date and the meaning specified in the Revised UCC on and after the UCC Revision Date or (2) if it is defined in the Revised UCC but not in the Current UCC, has the meaning specified in the Revised UCC at all times:


 Term                                Current UCC          Revised UCC
 ----                                -----------          -----------
Authenticate                         not defined          9-102
Deposit Account                      not defined          9-102
Entitlement Holder                   8-102                8-102
Entitlement Order                    8-102                8-102
Equipment                            9-109                9-102
Financial Asset                      8-102 & 103          8-102 & 103
Inventory                            9-109                9-102
Record                               not defined          9-102
Securities Account                   8-501                8-501
Securities Intermediary              8-102                8-102
Security                             8-102 & 103          8-102 & 103
Security Entitlement                 8-102                8-102


        (c) Additional Definitions. The following additional terms, as used herein, have the following respective meanings:

        "ANCILLARY RIGHTS" means, with respect to each Debtor, rights incidental or ancillary to the Receivables of such Debtor and the administration, servicing and collection thereof, including, without limitation, all collateral security and guarantees of any kind (including without limitation letters of credit or other forms of credit enhancement) given by any Person to such Debtor with respect to any Receivable of such Debtor.

        "BANK COLLATERAL" has the meaning set forth in Section 3(a).

        "COLLATERAL" means the Bank Collateral and the Shared Collateral.

        "COLLATERAL ACCOUNT" has the meaning set forth in Section 5.

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        "CONTROL" has the following meanings:

                        (a) when used with respect to any Security or Security Entitlement, (i) before the applicable UCC Revision Date, the meaning specified in Current UCC Section 8-106 and
                (ii) on and after the applicable UCC Revision Date, the meaning specified in Revised UCC Section 8-106; and

                        (b) when used with respect to any Deposit Account, the meaning specified in Revised UCC Section 9-104.

        "CONTROLLED ACCOUNT" means a Controlled Deposit Account or a Controlled Securities Account.

        "CONTROLLED DEPOSIT ACCOUNT" means a Deposit Account (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Agent is the Depositary Bank's "customer" (as defined in UCC Section 4-104).

        "CONTROLLED SECURITIES ACCOUNT" means a Securities Account that (i) is maintained in the name of a Debtor at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Debtor, the Collateral Agent and such Securities Intermediary.

        "COPYRIGHT LICENSE" means, with respect to each Debtor, any agreement now or hereafter in existence granting to such Debtor, or pursuant to which such Debtor has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including, without limitation, any agreement identified in Schedule 1 to a Copyright Security Agreement.

        "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule 1 to any Copyright Security Agreement, (ii) all renewals thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing,

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including, without limitation, damages and payments for past or future infringements thereof.

        "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement, substantially in the form of Exhibit B hereto, executed and delivered by a Debtor in favor of the Collateral Agent, for the benefit of the Secured Parties, as amended from time to time.

        "CREDIT AGREEMENT" means the New Agreement or the Existing Agreement, and "CREDIT Agreements" means the New Agreement and the Existing Agreement.

        "CURRENT UCC" means the UCC as in effect from time to time before the UCC Revision Date.

        "DEPOSIT ACCOUNT CONTROL AGREEMENT" means, with respect to any Deposit Account of any Debtor, an agreement among such Debtor, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record, (i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Debtor and (ii) subordinating to the relevant Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

        "DEPOSITARY BANK" means a bank at which a Controlled Deposit Account is maintained.

        "DESIGNATED LOCKBOX BANK" means Bank of America, N.A.

        "EVENT OF DEFAULT" means an Event of Default as defined in either Credit Agreement.

        "FINANCING DOCUMENT" means any Financing Document as defined in either Credit Agreement.

        "GENERAL INTANGIBLES" means, with respect to each Debtor, all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by such Debtor (but excluding any partnership interests or limited liability company interests of any Person held by such Debtor), including, without limitation, (i) all obligations or indebtedness owing to such Debtor (other than (x) Receivables of such Debtor and (y) limited liability company interests or partnership interests of any Person held by such Debtor from whatever source arising, (ii) Intellectual Property, goodwill, trade names, service marks, trade secrets, inventions, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all



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rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

        "INSTRUMENTS" means, with respect to each Debtor, all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Debtor, including the Second Magellan Note, but excluding any of the foregoing evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Receivables.

        "INSURANCE ACCOUNT" has the meaning set forth in Section 6.

        "INSURANCE PAYMENTS" means all proceeds payable to the Collateral Agent as loss payee under, or unearned premiums with respect to, the Insurance Policies.

        "INSURANCE POLICIES" means the insurance policies evidencing the insurance the Company and its Subsidiaries are maintaining at any time pursuant to Section 5.03 of either Credit Agreement other than any Excluded Coverages.

        "INTELLECTUAL PROPERTY" means (i) Patents, (ii) Patent Licenses, (iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

        "INTELLECTUAL PROPERTY FILING" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed recordation form, and (ii) with respect to any Copyright or Copyright License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Security Interest granted to the Collateral Agent in such Intellectual Property.

        "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

        "JUNIOR BANK PARTIES" means the Administrative Agent under the Existing Agreement, each Bank from time to time party to the Existing Agreement and the Treasury Management Bank.

        "JUNIOR BANK SECURED OBLIGATIONS" means:

        (x) with respect to the Company, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case,



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proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any loan to the Company under, or any note issued by the Company pursuant to, the Existing Agreement, (b) all Reimbursement Obligations and all interest thereon (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding), (c) all other amounts payable by the Company under any Financing Document in respect of or relating to the Existing Agreement, and (d) any renewals or extensions of any of the foregoing; and

        (y) with respect to the Company, all amounts payable by the Company pursuant to the Treasury Management Agreement; provided that such amounts shall not constitute Junior Bank Secured Obligations to the extent the aggregate amount thereof exceeds $4,300,000; and

        (z) with respect to each Subsidiary Debtor, all obligations of such Subsidiary Debtor incurred by such Subsidiary Debtor pursuant to Section 23 with respect to the obligations described in (x) and (y) above.

        "JUNIOR SECURED OBLIGATIONS" means the Junior Bank Secured Obligations and, solely with respect to the Shared Collateral, the NML Secured Obligations.

        "JUNIOR SECURED PARTIES" means the Junior Bank Parties and, solely with respect to the Shared Collateral, NML.

        "LETTER OF CREDIT OBLIGATION" means, at any time, any Reimbursement Obligations or other obligation to make a payment in connection with a Letter of Credit issued under the Existing Agreement, including contingent obligations with respect to amounts which are then, or may thereafter become, available for drawing under such Letter of Credit.

        "LIQUID INVESTMENTS" means, with respect to each Debtor, Temporary Cash Investments; provided that (i) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (ii) in order to provide the Collateral Agent, for the benefit of the Secured Parties (other than NML), with a perfected security interest therein, each Liquid Investment shall be either:

        (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of such Debtor, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be such Debtor or any of its Affiliates) in the State of New York; or



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        (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the reasonable opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

        "MAGELLAN NOTE" means the promissory note dated November 30, 1999 in the principal amount of $23,000,000.00 issued by Magellan to the Company.

        "MATERIAL GOVERNMENT CONTRACT" means, with respect to each Debtor, any contract between such Debtor and any United States government agency under which contract payments to such Debtor in an amount in excess of $3,000,000 may be made.

        "NML GUARANTY AGREEMENT" means the Subsidiary Guaranty Agreement dated as of January 31, 2000, by the Subsidiary Debtors for the benefit of NML.

        "NML NOTE AGREEMENT" means the agreement dated as of June 1, 1995 (as amended from time to time) between the Company and The Northwestern Mutual Life Insurance Company (with its successors and assigns, "NML").

        "NML SECURED OBLIGATIONS" means:

        (x) with respect to the Company, (a) all principal of and interest on any note issued by the Company pursuant to the NML Note Agreement (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding), (b) all other amounts, including without limitation, make-whole amount, if any, payable by the Company under the NML Note Agreement and (c) any renewals or extensions of any of the foregoing; and

        (y) with respect to each Subsidiary Debtor, all obligations of such Subsidiary Debtor incurred by such Subsidiary Debtor pursuant to the NML Guaranty Agreement or pursuant to Section 23 with respect to the obligations described in (x) above.

        "PATENT LICENSE" means, with respect to each Debtor, any agreement now or hereafter in existence granting such Debtor, or pursuant to which such Debtor has granted to any other Person, any right with respect to any Patent, now or hereafter in existence, including, without limitation, any agreement identified in Schedule 1 to a Patent Security Agreement.

        "PATENTS" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation,



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applications in the United States Patent and Trademark Office or in any similar office or agency of any other country or any political subdivision thereof, (ii) all reissues, divisions, continuations, continuations-in-part, revisions and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

        "PATENT SECURITY AGREEMENT" means a Patent Security Agreement, substantially in the form of Exhibit C hereto, executed and delivered by a Debtor in favor of the Collateral Agent, for the benefit of the Secured Parties, as amended from time to time.

        "PERFECTION CERTIFICATE" means the certificate, substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by the Debtors.

        "PERMITTED LIENS" means the Liens permitted both under Section 5.12 of the New Agreement and under Section 5.14 of the Existing Agreement.

        "PROCEEDS" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including without limitation all claims of each Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, rights to any returned or repossessed goods relating to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

        "RECEIVABLES" means, with respect to each Debtor, all "ACCOUNTS" (as defined in the UCC) now owned or hereafter acquired by such Debtor, and shall also mean and include all accounts receivable, contract rights, book debts, chattel paper, notes, drafts and other obligations or indebtedness owing to such Debtor arising from the sale, lease or exchange of goods or other property by it and/or performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of such Debtor's right in, to and under all purchase orders for goods, services or other property to be provided or sold by it or any Affiliate, and all of such Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Debtor under all contracts for the sale (as seller), lease (as lessor) or exchange of goods or


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other property and/or performance of services by it (whether or not yet earned by performance on the part of such Debtor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

        "RELATED DOCUMENTS" means the Financing Documents, the NML Guarantee Agreement, the NML Note Agreement and the Treasury Management Agreement.

        "RELEASE CONDITIONS" means the following conditions for releasing all of the Secured Guarantees and terminating all Liens:

        (i) all Commitments under either Credit Agreement shall have expired or been terminated;

        (ii)    all Secured Obligations shall have been paid in full.

        "REQUIRED BANKS" means (i) until such time as all Loans outstanding under the New Agreement have been paid in full, together with accrued interest thereon and all other amounts then due under the New Agreement, and the Commitments thereunder shall have terminated, the Required Banks as defined in the New Agreement and (ii) thereafter, the Required Banks as defined in the Existing Agreement.

        "REVISED ARTICLE 9" means revised Article 9 of the Uniform Commercial Code as set forth in the 1998 Official Text thereof; provided that, when used with respect to any jurisdiction on or after the date when revised Article 9 (with or without local changes therein) first becomes effective in such jurisdiction, "Revised Article 9" refers to Article 9 as in effect in such jurisdiction from time to time.

        "REVISED UCC" means (i) before the UCC Revision Date, the Uniform Commercial Code as set forth in the 1998 Official Text thereof and (ii) on and after the UCC Revision Date, the Uniform Commercial Code as in effect from time to time in the State of New York.

        "SECOND MAGELLAN NOTE" means the Unsecured Subordinated Revolving Promissory Note dated November 29, 1999 in the principal amount of $26,700,000.00 issued by Magellan to the Company.

        "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 23 hereof.

        "SECURED OBLIGATIONS" means:

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        (x) with respect to the Company, (a) the Senior Secured Obligations of
the Company, (b) the Junior Bank Secured Obligations of the Company and (c) the NML Secured Obligations of the Company; and

        (y) with respect to each Subsidiary Debtor, (a) the Senior Secured Obligations of such Subsidiary Debtor, (b) the Junior Bank Secured Obligations of such Subsidiary Debtor and (c) the NML Secured Obligations of such Subsidiary Debtor.

        "SECURED PARTIES" means the Senior Secured Parties, the Junior Secured Parties, the Collateral Agent and the Designated Lockbox Bank.

        "SECURITIES ACCOUNT CONTROL AGREEMENT" mean, with respect to any Securities Account of any Debtor, an agreement set forth in an Authenticated Record among the relevant Securities Intermediary, such Debtor and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Debtor.

        "SECURITY EVENT" means any event, occurrence or condition which, in the sole discretion of the Required Banks acting in good faith, "impairs the prospect of payment" by the Debtors within the meaning of Section 1-208 of the UCC.

        "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

        "SENIOR SECURED OBLIGATIONS" means:

        (x) with respect to the Company, (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any loan to the Company under, or any note issued by the Company pursuant to, the New Agreement, (b) all other amounts payable by the Company under any Financing Document in respect of or relating to the New Agreement and (c) any renewals or extensions of any of the foregoing; and

        (y) with respect to each Subsidiary Debtor, all obligations of such Subsidiary Debtor incurred by such Subsidiary Debtor pursuant to Section 23 with respect to the obligations described in (x) above.

        "SENIOR SECURED PARTIES" means the Administrative Agent under the New Agreement and each Bank from time to time party to the New Agreement.

        "SHARED COLLATERAL" has the meaning set forth in Section 3(b).



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        "TRADEMARK LICENSE" means, with respect to each Debtor, any agreement now or hereafter in existence granting to such Debtor, or pursuant to which such Debtor has granted to any other Person, any right to use any Trademark, including, without limitation, any agreement identified in Schedule 1 to any Trademark Security Agreement.

        "TRADEMARKS" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

        "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement, substantially in the form of Exhibit D hereto, executed and delivered by a Debtor in favor of the Collateral Agent, for the benefit of the Secured Parties, as amended from time to time.

        "TREASURY MANAGEMENT AGREEMENT" means the treasury management arrangement established by the Treasury Management Bank for the benefit of the Company, as evidenced by, among other things, that certain zero Balance Account Service Agreement dated as of May 15, 1997 and that certain Authorization and Agreement for Treasury Services dated as of the date hereof, including those accounts bearing account numbers 4113052459, 4122852365, 79176554 and 4113052381, and such other accounts as are or may be established in connection therewith.

        "TREASURY MANAGEMENT BANK" means Bank of America, N.A., in its capacity as provider of treasury management services under the Treasury Management Agreement. The term shall also include any affiliate providing such services under the Treasury Management Agreement.

        "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection or the priority of the



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Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority.

        "UCC REVISION DATE" means the date when Revised Article 9 first becomes effective in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC Revision Date" means the date when Revised Article 9 first becomes effective in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. Such provisions often refer to the relevant date as the "APPLICABLE UCC REVISION DATE".

        SECTION 2. Representations and Warranties . Each Debtor represents and warrants as follows:

        (a) Such Debtor has good title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. Such Debtor has taken all actions necessary under the UCC to perfect its interest in any Receivables purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

        (b) Other than financing statements, mortgages, security agreements or other similar or equivalent documents or instruments with respect to the Security Interests and the Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than such Debtor) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

        (c) Such Debtor has delivered the Perfection Certificate to the Collateral Agent. The information set forth therein is correct and complete in all material respects. Promptly after the receipt thereof, such Debtor shall furnish to the Collateral Agent acknowledgment copies of the filings set forth in Schedule 7 to the Perfection Certificate.

        (d) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations to the extent the UCC is applicable thereto. Upon filing of the financing statements, the Security Interests will constitute perfected security interests in the Collateral of each Debtor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, subject to




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no Liens except for the Permitted Liens and prior to all Liens except for the
Permitted Liens (other than the Security Interests) existing on and as of the date on which such Debtor becomes a party to this Agreement. When, in addition to the filing of UCC financing statements, the applicable Intellectual Property Filings have been made with respect to each Debtor's Intellectual Property (including any future filings required pursuant to Section 4(b)), the Security Interests will constitute perfected security interests in all right, title and interest of each Debtor in its Intellectual Property to the extent that security interests therein may be perfected by such filings, subject to no Liens except for the Permitted Liens and prior to all Liens except for the Permitted Liens (other than the Security Interests) existing on and as of the date such Debtor becomes a party to this Agreement.

        (e) Upon the delivery to the Collateral Agent by such Debtor of assignments and notices of assignment substantially in the forms of Exhibits E-1 and E-2 hereto, respectively, and the filing of each such notice with the governmental authority or agency or other office described therein, the Security Interests shall constitute valid assignments of the Receivables of such Debtor due under Material Government Contracts of such Debtor to the extent that such assignment is governed by the Assignment of Claims Act.

        (f) No Person other than the Collateral Agent has been named as a loss payee on any of the Insurance Policies except to the extent contemplated by
Section 5.03(c) of the Credit Agreements. No consent of any Person is required in connection with the pledge of the Insurance Policies hereunder, other than the consent of NML set forth in that certain waiver and consent letter, dated November 30, 1999.

        SECTION 3. The Security Interests . (a) In order to secure the full and punctual payment of the Junior Bank Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of each Debtor hereunder, under the Treasury Management Agreement and under the other Financing Documents with respect thereto, each Debtor hereby grants to the Collateral Agent for the ratable benefit of the Junior Bank Parties a continuing security interest in and to all of the following property of such Debtor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "BANK COLLATERAL"):

        (1)     Receivables;

        (2)     Ancillary Rights;

        (3)     Insurance Payments;

        (4)     Insurance Policies;

        (5) The Collateral Account, all cash deposited therein from time to time, all investments thereof made pursuant to Section 5(d) and other monies and property of any kind of such Debtor in the possession or under the control of the Collateral Agent;

        (6) The Insurance Account, all cash deposited therein from time to time, and all investments thereof made pursuant to Section 6(c);

        (7)     The Magellan Note;

        (8) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Debtor pertaining to any of the Collateral described in clauses 1 through 7 hereof; and

        (9) All Proceeds of all or any of the Collateral described in clauses 1 through 8 hereof.

        The Security Interests granted pursuant to this Section 3(a) shall be subordinate in right of payment as set forth in Section 11 to the Security Interests granted pursuant to Section 3(c).

        (b) In order to secure the full and punctual payment of the Junior Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of each Debtor hereunder, under the other Financing Documents, under the NML Note Agreement, under the NML Guaranty and under the Treasury Management Agreement with respect thereto, each Debtor hereby grants to the Collateral Agent for the ratable benefit of the Junior Secured Parties, a continuing security interest in and to all of following property of such Debtor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "SHARED COLLATERAL"):

        (1)     Copyrights;

        (2)     Copyright Licenses;

        (3)     Patents;

        (4)     Patent Licenses;

        (5)     Trademarks;

        (6)     Trademark Licenses;

        (7) General Intangibles (other than Receivables, Ancillary Rights, Insurance Payments and Insurance Policies);

        (8)     Instruments (other than the Magellan Note);

        (9)     Subject to Section 3(d) below, Inventory and Equipment;

        (10) Subject to Section 3(e) below, Securities Accounts, including all Financial Assets credited thereto from time to time and all Security Entitlements in respect thereof, and Controlled Deposit Accounts (in each case, other than the Collateral Account and the Insurance Account);

        (11) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Debtor pertaining to any of the Collateral described in clauses 1 through 10 hereof; and

        (12) All Proceeds of all or any of the Collateral described in clauses 1 through 11 hereof.

        The Security Interests granted pursuant to this Section 3(b) shall be subordinate in right of payment as set forth in Section 11 to the Security Interests granted pursuant to Section 3(c).

        (c) In order to secure the full and punctual payment of the Senior Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of each Debtor hereunder and under the other Financing Documents with respect thereto, each Debtor hereby grants to the Collateral Agent for the ratable benefit of the Senior Secured Parties a continuing security interest in and to all Collateral of such Debtor, whether now owned or existing or hereafter acquired or arising and regardless of where located.

        (d) The Collateral shall not include Inventory or Equipment to the extent that the grant of a security interest therein is validly and effectively prohibited, or made subject to the requirement of third-party consent which consent has not been obtained, pursuant to the terms of an agreement in effect on the Effective Date. Upon request of the Collateral Agent, each Debtor will use its commercially reasonable efforts to obtain any such required consent.

        (e) To the extent that Collateral described in Section 3(b)(10) includes Proceeds of Bank Collateral, such Collateral shall be deemed to be solely Bank Collateral and not Shared Collateral.

        (f) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Debtor with respect to any of the Collateral or any transaction in connection therewith.

        SECTION 4. Further Assurances; Covenants . (a) Each Debtor will not change its name, identity or corporate structure in any manner or change the location of (i) its chief executive office or chief place of business, or (ii) the locations where it keeps or holds any Collateral from the applicable location described in the Perfection Certificate unless it shall have given the Collateral Agent 30 days prior notice thereof, shall have taken all such action as the Collateral Agent shall reasonably deem necessary to maintain at all times the perfection of the Security Interests in the Collateral granted hereunder and shall have delivered an opinion of counsel with respect thereto in accordance with Section 4(h).

        (b) Each Debtor will, from time to time, at its expense, execute, deliver, file and record any statement, notice, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any Intellectual Property Filings, and, solely with respect to any Material Government Contract, any such document or action in respect of the Assignment of Claims Act) that from time to time may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Debtor hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements or Intellectual Property Filings without such Debtor's signature appearing thereon. Each Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Debtor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

        (c) Each Debtor will maintain its qualification to do business and all necessary licenses, permits and other governmental authorizations necessary in any jurisdiction to enable such Debtor to perform its obligations in respect of the Receivables of such Debtor and to administer, service and collect such Receivables.

        (d) Each Debtor will not, without the consent of the Required Banks, change its credit or collection policies in a manner that is reasonably likely to impair the collectability of the Receivables of such Debtor.

        (e) Each Debtor will keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Banks may reasonably require in order to reflect the Security Interests.

        (f) Each Debtor shall use all commercially reasonable efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Receivable of such Debtor (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivables. Subject to the rights of the Collateral Agent and the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, each Debtor may allow in the ordinary course of business as adjustments to amounts owing under the Receivables of such Debtor
(i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance and (ii) a refund, credit or other adjustment due as a result of returned, damaged, or non-conforming merchandise, products or services, all in accordance with such Debtor's sound business judgment. The costs and expenses (including, without limitation, reasonable attorney's fees) of collection, whether incurred by such Debtor or the Collateral Agent, shall be borne by such Debtor.

        (g) Each Debtor will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Agreement.

        (h) Not more than six months nor less than 30 days prior to each date on which any Debtor proposes to take any action in connection with which an opinion of counsel is to be delivered pursuant to Section 4(a), such Debtor shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel, reasonably satisfactory to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to continue the perfection of the Security Interests in the Collateral following the proposed action by such Debtor have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

        (i) Within 30 days after entering into any Material Government Contract, such Debtor shall deliver to such government agency an instrument of assignment duly completed and executed by such Debtor substantially in the form of Exhibit E-1 hereto.

        (j) If any Collateral of any Debtor is at any time in the possession or control of any warehouseman, bailee or any of such Debtor's agents or processors, such Debtor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

        (k) Each Debtor will immediately deliver and pledge each Instrument to the Collateral Agent, appropriately endorsed to the Collateral Agent, provided that so long as no Event of Default shall have occurred and be continuing, each Debtor may retain for collection in the ordinary course any Instruments (other than checks and drafts constituting payments in respect of Receivables of such Debtor described in clauses (x) or (y) of Section 5(b), as to which the provisions of such Section shall apply) received by it in the ordinary course of business and the Collateral Agent shall, promptly upon request of such Debtor, make appropriate arrangements for making any other Instrument pledged by such Debtor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

        (l) Each Debtor shall notify the Collateral Agent promptly if it knows that any application or registration relating to any material Intellectual Property owned or licensed by such Debtor may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office or any court) regarding such Debtor's ownership of such material Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Debtor's rights to any material Intellectual Property are infringed, misappropriated or diluted by a third party, such Debtor shall notify the Collateral Agent within 30 days after it learns thereof and shall take all actions as such Debtor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.

        (m) On the date on which each Debtor becomes a party to this Agreement, such Debtor will execute and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Intellectual Property then owned by it. Within 30 days after each March 31 and September 30 thereafter, each such Debtor will execute and deliver to the Collateral Agent any Intellectual Property Security Agreement necessary to grant Security Interests in any Intellectual Property owned by it on such March 31 or September 30 that are not covered by the Security Interests granted in any previous Intellectual Property Security Agreements so executed and delivered by it. In each case, each such Debtor will promptly make all Intellectual Property Filings necessary to record the Security Interests in such Intellectual Property.

        SECTION 5. Collateral Account . (a) The Company has established with the Collateral Agent a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time (i) the cash proceeds of the Collateral of each Debtor (other than any cash proceeds of the Insurance Payments or the Insurance Policies) required to be delivered to the Collateral Agent pursuant to subsection (b) of this Section 5 and (ii) the Borrower LC Amount received by the Collateral Agent pursuant to Section 6.01 of the Existing Agreement. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. The cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (d) of this Section shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

        (b) Each Debtor shall instruct all account debtors and other Persons obligated in respect of (x) all Receivables of such Debtor in an amount in excess of $1,000,000 and (y) all Receivables (regardless of the amount thereof) of such Debtor payable pursuant to a contract under which the aggregate amount of payments to be made exceeds $1,000,000 to make all payments in respect thereof either (i) directly to the Collateral Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Collateral Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of such bank) under a Lockbox Letter substantially in the form of Exhibit G hereto duly executed by such Debtor and such bank or under other arrangements, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Collateral Agent for deposit into the Collateral Account or as the Collateral Agent may otherwise instruct such bank. All such payments made to the Collateral Agent shall be deposited in the Collateral Account. In addition to the foregoing, each Debtor agrees that if the Proceeds of any Collateral hereunder (including the payments made in respect of Receivables) shall be received by it, such Debtor shall as promptly as possible deposit such Proceeds into the Collateral Account. Until so deposited, all such Proceeds shall be held in trust by such Debtor for the Collateral Agent and the other Secured Parties and shall not be commingled with any other funds or property of such Debtor.

        (c) The balance from time to time standing to the credit of the Collateral Account shall, except upon the occurrence and continuation of a Security Event or an Event of Default, be distributed to the Company upon the order of the Company. If immediately available cash on deposit in the Collateral Account is not sufficient to make any distribution to the Company or referred to in the previous sentence of this Section 5(c), the Collateral Agent shall liquidate as promptly as practicable Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 5, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and during the continuation of an Event of Default the Collateral Agent shall, if so instructed by the Required Banks, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account in the manner specified in
Section 11.

        (d) Amounts on deposit in the Collateral Account aggregating $1,000,000 or more shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Banks, liquidate any such Liquid Investment and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 11.

        SECTION 6. Insurance Accounts . (a) The Company has established with the Collateral Agent a cash collateral account (the "INSURANCE ACCOUNT") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time any amounts received by the Collateral Agent pursuant to Section 5.03(c) of either Credit Agreement. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Insurance Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Insurance Account. The cash amounts on deposit from time to time in the Insurance Account together with any Liquid Investments from time to time made pursuant to subsection (c) of this Section shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

        (b) The balance from time to time standing to the credit of the Insurance Account shall, except upon the occurrence and during the continuation of a Security Event or an Event of Default, be distributed to the Company upon the order of the Company. If immediately available cash on deposit in the Insurance Account is not sufficient to make any distribution to the Company referred to in the previous sentence of this Section 6(b), the Collateral Agent shall liquidate as promptly as practicable Liquid Investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 6, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall, if so instructed by the Required Banks, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Insurance Account in the manner specified in Section 11.

        (c) Amounts on deposit in the Insurance Account aggregating $1,000,000 or more shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Banks, liquidate any such Liquid Investment and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 11.

        SECTION 7. Controlled Accounts . Each Debtor represents, warrants and covenants as follows:

        (a) Security Entitlements. (i) Within 15 days (or such longer period, not exceeding 60 days, as the Collateral Agent may approve, such approval not to be unnecessarily withheld) after the later of the Effective Date and the date this Agreement becomes effective as to such Debtor, such Debtor will, with respect to each Security Entitlement then owned by it, enter into (and cause the relevant Securities Intermediary to enter into) a Securities Account Control Agreement in respect of such Security Entitlement and the Securities Account to which the underlying Financial Asset is credited and will deliver such Securities Account Control Agreement to the Collateral Agent (which shall enter into the same). Thereafter, whenever such Debtor acquires any other Security Entitlement, such Debtor will, as promptly as practicable, cause the underlying Financial Asset to be credited to a Controlled Securities Account. The provisions of this subsection are subject to Section 7(d).

                (ii) So long as the Financial Asset underlying any Security Entitlement owned by such Debtor is credited to a Controlled Securities Account,
(x) the Lien on such Security Entitlement will be perfected, subject to no prior Liens or rights of others (except Liens and rights of the relevant Securities Intermediary that are Permitted Liens), (y) the Collateral Agent will have Control of such Security Entitlement and (z) no meritorious action based on an adverse claim to such Security Entitlement or such Financial Asset, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Collateral Agent or any other Secured Party.

                (iii) In respect of all Security Entitlements owned by such Debtor, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States.

        (b) Deposit Accounts. (i) At all times 15 days (or such longer period, not exceeding 60 days, as the Collateral Agent may approve, such approval not to be unreasonably withheld) or more after the later of the Effective Date and the date this Agreement becomes effective as to such Debtor, all cash owned by such Debtor will be deposited, upon or promptly after the receipt thereof, in one or more Controlled Deposit Accounts; provided that cash subject to a Lien securing obligations other than Secured Obligations which Lien is permitted both under
Section 5.12 of the New Agreement and under Section 5.14 of the Existing Agreement may be maintained in Deposit Accounts which are not Controlled Deposit Accounts. The provisions of this subsection (b)(i) are subject to Section 7(d).

                (ii) In respect of each Controlled Deposit Account, the Depositary Bank's jurisdiction (determined as provided in Revised UCC Section 9-304) will at all times after the UCC Revision Date be a jurisdiction in which Revised Article 9 is in effect.

                (iii) On and after the applicable UCC Revision Date, so long as the Collateral Agent has Control of a Controlled Deposit Account, the Lien on such Controlled Deposit Account will be perfected, subject to no prior Liens or rights of others (except the Depositary Bank's right to deduct its normal operating charges and any uncollected funds previously credited thereto).

        (c) Disbursement and Transfer. (i) With respect to each Controlled Account, the Collateral Agent will instruct the relevant Securities Intermediary or Depositary Bank that the relevant Debtor may withdraw, or direct the disposition of, funds or Financial Assets held therein unless and until the Collateral Agent rescinds such instruction. The Collateral Agent will not rescind such instructions unless directed to do so by the Administrative Agent under either Credit Agreement at a time when an Event of Default shall have occurred and be continuing.

                (ii) No Debtor will cause funds to be transferred from a Controlled Account to any other account owned by the Company or any of its Subsidiaries unless (x) such other account is a Controlled Account or (y) such funds constitute a payment that is not prohibited by either Credit Agreement and made to a Person other than a Debtor. The provisions of this subsection (c)(ii) are subject to Section 7(d).

                (iii) If an Event of Default shall have occurred and be continuing, the Collateral Agent may (x) retain, or instruct the relevant Securities Intermediary or Depositary Bank to retain, all cash and Financial Assets then held in any Controlled Account, (y) liquidate, or instruct the relevant Securities Intermediary or Depositary Bank to liquidate, any or all Financial Assets held therein and/or (z) withdraw any amounts held therein and apply such amounts as provided in Section 11.

        (d) Basket Exception. The Debtors have the right not to comply with subsections (a)(i), (b)(i) and (c)(ii) of this Section with respect to cash and Financial Assets having a fair market value that does not at any time exceed $1,500,000 in the aggregate for all Debtors. However, if an Event of Default occurs and is continuing, the Collateral Agent may terminate the foregoing right not to comply, or reduce the amount thereof, by giving at least ten days' notice of such termination or reduction to the relevant Debtors, whereupon such relevant Debtors shall transfer such cash and Financial Assets to one or more Controlled Deposit Accounts and Controlled Securities Accounts, respectively.

        SECTION 8. General Authority . Each Debtor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Debtor, the Agents, any other Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the Secured Parties, but at such Debtor's expense, to the extent permitted by law (including, without limitation, applicable laws, rules, regulations and orders) to exercise, at any time and from time to time while and only after an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof;

                (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof; and

                (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give such Debtor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral of such Debtor, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Debtor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

        SECTION 9. Remedies upon Event of Default . (a) If any Event of Default has occurred and is continuing, the Collateral Agent may at the direction of the Required Banks, exercise on behalf of the Secured Parties all rights of a secured party under the UCC (or, if the Uniform Commercial Code is not in effect in the jurisdiction where such rights are exercised, the UCC as in effect in the State of New York to the extent not prohibited by the laws of such jurisdiction), and, in addition, the Collateral Agent may, at the direction of the Required Banks, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and the Insurance Account and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 11 and (ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Secured Obligations in full, sell the Collateral (subject to any applicable laws, rules, regulations and orders) or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may reasonably deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral (subject to any applicable laws, rules, regulations and orders) so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Debtor will execute and deliver such documents and take such other action as the Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (subject to any applicable laws, rules, regulations and orders). Each purchaser at any such sale shall (subject to any applicable laws, rules, regulations and orders) hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Debtor which may be waived, and each Debtor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 8 shall (1) in the case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it (subject to any applicable laws, rules, regulations and orders) may, at the direction of the Required Banks, proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

        (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require each Debtor to, and each Debtor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place reasonably designated by the Collateral Agent which is, in its opinion, reasonably convenient to the Collateral Agent and such Debtor, whether at the premises of such Debtor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use each Debtor's books and records relating to the Collateral and
(iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by any Debtor, process, repair or recondition it or otherwise prepare it for disposition in any reasonable manner and to the extent the Collateral Agent deems reasonable, appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by any Debtor.

        (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing,

                (i) the Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

                (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Debtor in, to and under any of its Intellectual Property and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Collateral Agent and each of the other Secured Parties from, and agrees to hold the Collateral Agent and each of the other

Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and

                (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on the rights or powers of the Collateral Agent), each Debtor will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of any Intellectual Property owned by such Debtor or any action related thereto. In the event of any such disposition pursuant to this Section, subject to confidentiality restrictions imposed on such Debtor in any license or similar agreement, such Debtor shall supply its know-how and expertise relating to or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Intellectual Property and to the distribution of said products or services, to the Collateral Agent.

        SECTION 10. Limitation on Duty of Collateral Agent in Respect of Collateral . Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

        SECTION 11. Application of Proceeds . (a) Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral of each Debtor and any cash held in the Collateral Account and Insurance Account shall be applied by the Collateral Agent in the following order of priorities:

                        first, to payment of the expenses of such sale or other
                realization, including reasonable compensation to agents and counsel for the Collateral Agent, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, and any other unreimbursed expenses for which the Collateral Agent or the Designated Lockbox Bank is to be reimbursed pursuant to any Financing Document and unpaid fees owing to the Collateral Agent under any Financing Document;

                        second, to payment of any unreimbursed expenses for
                which any Senior Secured Party is to be reimbursed pursuant to any Financing Document, and unpaid fees owing to the Administrative Agent under the New Agreement;

                        third, to the ratable payment of accrued but unpaid
                interest on the Senior Secured Obligations;

                        fourth, to the ratable payment of Senior Secured
                Obligations consisting of unpaid principal of Loans made under the New Agreement;

                        fifth, to the ratable payment of all other Senior
                Secured Obligations, until all such Secured Obligations have been repaid in full;

                        sixth, to the ratable payment of any unreimbursed
                expenses for which any Junior Secured Party is to be reimbursed pursuant to any Financing Document, unpaid fees owing to the Administrative Agent under the Existing Agreement and unpaid amounts owing to the Treasury Management Bank under the Treasury Mangement Agreement which are Junior Bank Secured Obligations;

                      seventh, to the ratable payment of accrued but unpaid
               interest on the Junior Bank Secured Obligations (or, solely with respect to the proceeds of any sale of, or other disposition or realization upon, the Shared Collateral, to the ratable payment of accrued but unpaid interest on the Junior Bank Secured Obligations and the NML Secured Obligations);

                      eighth, to the ratable payment of Junior Bank Secured
               Obligations consisting of unpaid principal of Loans made under the Existing Agreement and, subject to the second sentence of subsection (b), Letter of Credit Obligations (or, solely with respect to the proceeds of any sale of, or other disposition or realization upon, the Shared Collateral, to the ratable payment of (x) the Junior Bank Secured Obligations consisting of unpaid principal of Loans and, subject to the second sentence of subsection (b), Letter of Credit Obligations and (y) the NML Secured Obligations);

                      ninth, to the ratable payment of all other Junior Bank
               Secured Obligations (or, solely with respect to the proceeds of any sale of, or other disposition or realization upon, the Shared Collateral, to the ratable payment of all other Junior Bank Secured Obligations and NML Secured Obligations), until all such Junior Bank Secured Obligations have been repaid in full; and

                        finally, to payment to such Debtor or its successors or
                assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        (b) The Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. If at any time any monies collected or received by the Collateral Agent are distributable pursuant to this Section in respect of a Letter of Credit Obligation which is a contingent obligation at such time, then the Collateral Agent shall invest such amounts in Liquid Investments selected by it and shall hold all such amounts so distributable and all such Liquid Investments and the net proceeds thereof in trust for application to the payment of such Letter of Credit Obligation at such time as such Letter of Credit Obligation is no longer a contingent obligation. If the Collateral Agent holds any amounts which were distributable in respect of any Letter of Credit Obligations after all Letters of Credit have expired and all amounts payable with respect thereto have been paid, such amounts shall be applied in the order set forth in subsection (a) above.

        (c) In making the determinations and allocations required by this Section, the Collateral Agent shall have no liability to any Secured Party for actions taken in reliance on information supplied by such Secured Party as to the amounts of the Secured Obligations held by them. All distributions made by the Collateral Agent pursuant to this Section shall be final, and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to them. However, if at any time the Collateral Agent determines that an allocation or distribution previously made pursuant to this Section was based on a mistake of fact (including, without limiting the generality of the foregoing, mistakes based on any assumption that principal or interest has been paid by payments which are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Collateral Agent may in its discretion, but shall not be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Collateral Agent and the other Secured Parties receive the distributions to which they would have been entitled if such mistake of fact had not been made.

        SECTION 12. Appointment of Co-agents . At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other Persons, either to act as collateral co-agent or collateral co-agents, jointly with the Collateral Agent, or to act as separate collateral agent or collateral agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent, include provisions for the protection of each such collateral co-agent or separate collateral agent similar to the provisions of Article 7 of either Credit Agreement).

        SECTION 13. Designated Lockbox Bank. The Designated Lockbox Bank shall have the rights and obligations of the Collateral Agent in respect of the Collateral Account specified in Section 5 of this Agreement, provided that if an Event of Default has occurred and is continuing, the Designated Lockbox Bank shall exercise such rights and perform such obligations at the direction of the Collateral Agent. In exercising such rights and performing such obligations the Designated Lockbox Bank shall have the benefit of all privileges, immunities and indemnities provided for the Collateral Agent under this Agreement. The Designated Lockbox Bank may resign as Designated Lockbox Bank in accordance with the provisions of Section 7.08 of either Credit Agreement.

        SECTION 14. Expenses . Each Debtor agrees that it will, on demand, pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Collateral Agent may incur in connection with (x) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (y) the collection, sale or other disposition of any of the Collateral or (z) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder. The obligation to pay any such amount shall be an additional Secured Obligation hereunder, and each such amount shall bear interest from the time of demand at the rate applicable to Base Rate Loans.

        SECTION 15. Termination of Security Interests; Release of Collateral .
(a) Upon the repayment in full of all Secured Obligations, the termination of the Commitments under the Credit Agreements and the cancellation or expiration of all Letters of Credit, the Security Interests and all obligations of each Debtor under this Agreement shall terminate and all rights to and interests in the Collateral shall revert to such Debtor.

        (b) Subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing and subject always to the rights of the Senior Secured Parties under the New Agreement, to the rights of the Junior Bank Parties under the Treasury Management Agreement and the Existing

Agreement and to the rights of NML under the NML Note Agreement, upon any sale or other disposition of any Collateral permitted under Section 5.13 of the Existing Agreement and Section 5.13 of the New Agreement (any such sale or other disposition, a "PERMITTED COLLATERAL SALE"), the Security Interests in the Collateral subject to such Permitted Collateral Sale (but not in any Proceeds thereof) shall cease immediately without any further action on the part of the Collateral Agent. The Collateral Agent shall be fully protected in relying on a certificate from any Debtor stating that a sale or other disposition of any Collateral constitutes a Permitted Collateral Sale.

        (c)     In addition to releases of Collateral effected by subsection
(b), at any time and from time to time prior to the termination of the Security Interests, the Collateral Agent may release any of the Collateral with the prior written consent of the Required Banks; provided that the Collateral Agent may release all or substantially all of the Collateral (for purposes of this proviso only, as defined in the Credit Agreements) only with the prior written consent of all of the Banks.

        (d) Upon the termination of the Security Interests or any release of any Collateral effected or permitted by this Section, the Collateral Agent will promptly, at the expense of each Debtor, execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be, including UCC termination statements, and will duly assign, transfer and deliver to such Debtor or to whomever lawfully shall be entitled to receive the same, such of the Collateral as may be in the possession of the Collateral Agent.

        (e) Upon the repayment in full of all NML Secured Obligations, NML's rights under this Agreement shall terminate. Upon any such termination, NML will, at the expense of the Debtors, execute and deliver to the Debtors such documents as any Debtor may reasonably request to evidence such termination.

        SECTION 16. Notices . All notices, communications and distributions to any party hereunder shall be given in accordance with Section 10.01 of the Existing Agreement and Section 8.01 of the New Agreement.

        SECTION 17. Waivers, Non-Exclusive Remedies . No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in the Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

        SECTION 18 . Successors and Assigns . This Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Debtor and the Collateral Agent and their respective successors and assigns.

        SECTION 19. Changes in Writing . Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Debtor and the Collateral Agent with the consent of the Required Banks (or, in the case of Section 15(a) or to the number of Banks whose consent shall be required for the Collateral Agent to take any action under this Section or any other provision of this Agreement, the consent of all the Banks).

        SECTION 20. New York Law . This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

        SECTION 21. Severability . If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        SECTION 22. Counterparts . This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 23.  Guarantees by Subsidiary Debtors .

        (a) Secured Guarantees. Each Subsidiary Debtor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If any other Debtor fails to pay any Secured Obligation punctually when due, each Subsidiary Debtor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Financing Document.

        (b) Secured Guarantees Unconditional. The obligations of each Subsidiary Debtor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Debtor or any other Person under any Related Document, by operation of law or otherwise;

                (ii) any modification or amendment of or supplement to any Related Document;

                (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of any other Debtor or any other Person under any Related Document;

                (iv) any change in the corporate existence, structure or ownership of any Debtor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Debtor or any other Person or any of their assets or any resulting release or discharge of any obligation of any Debtor or any other Person under any Related Document;

                (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against any other Debtor, any Secured Party or any other Person, whether in connection with any Related Document or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                (vi) any invalidity or unenforceability relating to or against any other Debtor or any other Person for any reason of any Related Document, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by any other Debtor or any other Person; or

                (vii) any other act or omission to act or delay of any kind by any Debtor, any other party to any Related Document, any Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Subsidiary Debtor hereunder.

        (c) Release of Secured Guarantees. (i) All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of any Debtor or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

                (ii) If all the capital stock of a Subsidiary Debtor or all the assets of a Subsidiary Debtor are sold, directly or indirectly, to a Person other than the Company or one of its Subsidiaries in a transaction not prohibited by either Credit Agreement (any such sale, a "SALE OF SUBSIDIARY DEBTOR"), the Collateral Agent shall release such Subsidiary Debtor from its Secured Guarantee; provided that, if such sale is a Reduction Event under either Credit Agreement, arrangements satisfactory to the Administrative Agent have been made to apply the Net Cash Proceeds thereof as required by the Credit Agreements. Such release shall not require the consent of any Secured Party, and the Collateral Agent shall be fully protected in relying on a certificate of the Debtor as to whether any particular sale constitutes a Sale of Subsidiary Debtor and on the Administrative Agent as to whether satisfactory arrangements for applying the Net Cash Proceeds thereof, if needed, have been made.

                (iii) In addition to any release permitted by subsection (ii), the Collateral Agent may release any Secured Guarantee with the prior written consent of the Required Banks.

        (d) Waiver by Subsidiary Debtor. Each Subsidiary Debtor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Debtor or any other Person.

        (e) Subrogation. Each Subsidiary Debtor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against any Debtor with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Debtor in respect thereof.

        (f) Contribution; Subordination. Each Subsidiary Debtor (a "CONTRIBUTING SUBSIDIARY Debtor") agrees that, in the event a payment shall be made by any other Subsidiary Debtor under this Agreement or under Article 9 of the Existing Agreement or assets of any other Subsidiary Debtor shall be sold pursuant to this Agreement to satisfy a claim against any Debtor (such other Subsidiary Debtor, the "CLAIMING SUBSIDIARY DEBTOR"), the Contributing Subsidiary Debtor shall indemnify the Claiming Subsidiary Debtor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Debtor on the date the Contributing Subsidiary Debtor becomes a party hereto and the denominator shall be the aggregate net worth of all the Subsidiary Debtors on the date the Contributing Subsidiary Debtor becomes a party hereto. All rights of the Subsidiary Debtors under this Section and any other rights of indemnity, contribution or subrogation under applicable law or otherwise not effectively waived pursuant to subsection (e) shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

        (g) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by a Debtor is stayed by reason of the insolvency or receivership of such Debtor or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Related Document shall nonetheless be payable by the Subsidiary Debtors hereunder forthwith on demand by the Collateral Agent.

        (h) Right of Set-Off. If any Secured Obligation is not paid promptly when due, each of the Secured Parties and their respective affiliates is authorized, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or affiliate to or for the credit or the account of any Subsidiary Debtor against the obligations of such Subsidiary Debtor under its Secured Guarantee, irrespective of whether or not such Secured Party shall have made any demand thereunder and although such obligations may be unmatured. The rights of each Secured Party under this subsection are in addition to all other rights and remedies (including other rights of setoff) that such Secured Party may have.

        (i) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Subsidiary Debtor and its successors and assigns, and shall be enforceable by the Collateral Agent or the Secured Parties. If all or part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

        (j) Limitation on Obligations of Subsidiary Debtor. The obligations of each Subsidiary Debtor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

        SECTION 23. Additional Debtors . Any Subsidiary of the Company may become a "Subsidiary Debtor" party hereto and bound hereby by executing a counterpart hereof and delivering same to the Collateral Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        ORBITAL SCIENCES CORPORATION


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ENGINEERING TECHNOLOGIES, INC.

                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORBITAL SPACE SYSTEMS, INC.


                                        By
                                          --------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORBITAL COMMERCIAL SYSTEMS, INC.


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORBITAL INTERNATIONAL, INC.


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------

                                        ORBITAL SERVICES CORPORATION


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORBITAL NAVIGATION CORPORATION


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORBLINK LLC


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                               ---------------------------------


                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                        as Collateral Agent


                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        BANK OF AMERICA, N.A.,
                                        as Designated Lockbox Bank and as
                                        Treasury Management Bank

                                        By
                                               ---------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------